UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2025

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 38th Street, Suite 130
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2025, the Company entered into an employment agreement (the “Employment Agreement”), with Jeffrey Thramann. The Employment Agreement is effective as of July 1, 2025. The terms of the Employment Agreement are summarized below.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02 (e)	Compensatory Arrangements of Certain Officers.

Equity Plan Amendment

As described below, the Company held its 2025 Annual Meeting of Stockholders on September 8, 2025. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the 2020 Equity Incentive Plan by 50,000 shares, thereby increasing the total number of shares issuable under the 2020 Plan from 87,786 to 137,786.

A summary of the material terms of the amended 2020 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the U.S. Securities and Exchange Commission on August 5, 2025 (the “Proxy Statement”). The summaries of the amended 2020 Plan set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the amended 2020 Plan, which is filed as an exhibit to the Company’s SEC reports. A copy of the recently approved amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Thramann Employment Agreement

As previously disclosed, in July 2025 the Company’s previous Chief Executive Officer (“CEO”) retired. The annual salary of the previous CEO was $304,500. In July 2025, Jeffrey Thramann was appointed to an additional role as the Company’s CEO.

Mr. Thramann continues to serve in his role as Executive Chairman of the Company’s Board. Mr. Thramann’s current annual salary as Executive Chairman is $351,300.

On September 11, 2025, the Company entered into the Employment Agreement with Mr. Thramann. The Employment Agreement is effective as of July 1, 2025.

Under the terms of the Employment Agreement, for serving as the Company’s CEO and also Executive Chairman, Mr. Thramann will receive an annual base salary, subject to annual adjustments as determined by the board or compensation committee, equal to $655,000. He will also be eligible for an annual bonus of up to 50% of his base salary as determined at the sole discretion of the board or the compensation committee. In addition, the Employment Agreement provides that the executive will be eligible to participate in the Company’s standard incentive and welfare benefit plans and programs.

Under the Employment Agreement, if the Company terminates the executive without cause or the executive terminates for good reason, the executive is entitled to receive (i) nine months of base salary, (ii) nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year.

The Employment Agreement includes typical non-competition and non-solicitation provisions that the executive must comply with for a period of twelve months after termination of employment with the Company.

The above summary does not purport to be a complete summary of the Employment Agreement and is qualified in its entirety by reference to the full text of the Employment agreement, a copy of which is filed herewith as an exhibit and is incorporated by reference.

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Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 8, 2025, Auddia Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders.

The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election of five directors to serve a term ending at the 2025 annual meeting, in each case until their respective successors are duly elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Jeffrey Thramann	21,788	11,116	288,372
Nick Balletta	21,593	11,311	288,372
Emmanuel L. de Boucaud	21,617	11,287	288,372
Joshua Sroge	21,599	11,306	288,372

All four director nominees were duly elected.

Proposal 2 - Ratification of appointment of independent registered accounting firm – Haynie & Company

Votes For	Votes Against	Abstain	Broker Non-Votes
285,159	34,769	1,348	0

Proposal 2 was approved.

Proposal 3 – Approval of the issuance of shares pursuant to the Company’s equity line

Votes For	Votes Against	Abstain	Broker Non-Votes
22,464	10,314	125	288,373

Proposal 3 was approved.

Proposal 4 – Approval of the issuance of shares pursuant to the Company’s Series C convertible preferred stock and related common stock warrants

Votes For	Votes Against	Abstain	Broker Non-Votes
22,824	9,953	126	288,373

Proposal 4 was approved.

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Proposal 5 – Approval of an amendment to our 2020 equity incentive plan

Votes For	Votes Against	Abstain	Broker Non-Votes
18,865	13,980	59	288,372

Proposal 5 was approved.

Item 8.01	Other Events.

As previously disclosed, on August 5, 2025, the Company issued a press release announcing that it had entered into a non-binding letter of intent (“LOI”) for a proposed business combination between the Company and Thramann Holdings, LLC (“Holdings”). The LOI contemplates a business combination between Auddia and Holdings with Auddia becoming a public holding company trading under a new name and ticker symbol. The transaction would result in the portfolio companies of Holdings and Auddia becoming subsidiaries of the public holding company.

The parties initially agreed to a 30-day exclusivity period (expiring September 3, 2025) to negotiate a definitive business combination agreement, which will include customary closing conditions such as board and stockholder approvals, regulatory approvals, effectiveness of a registration statement relating to the issuance of Auddia common stock in the business combination and continued listing of the combined company’s common stock on Nasdaq.

On September 3, 2025, the parties agreed to a 45-day extension of the exclusivity period (which will now expire on October 18, 2025) under the LOI.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 3 to Auddia Inc. 2020 Equity Incentive Plan
10.2	Employment Agreement, effective as of July 1, 2025, between Auddia Inc. and Jeffrey Thramann
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

September 12, 2025	By:	/s/ John Mahoney
Name: John Mahoney
Title: Chief Financial Officer

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